FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2017
Disclosure of detailed information about financial instruments [abstract]
Disclosure of financial instruments [text block]
17. FINANCIAL INSTRUMENTS

Classification of Financial Instruments

The following table summarizes information relating to Vermilion’s financial instruments:

	As at Dec 31, 2017		As at Dec 31, 2016
	Carrying value	Fair value	Carrying value	Fair value
FINANCIAL ASSETS
Held for trading
Cash and cash equivalents	46,561	46,561	62,775	62,775
Derivative assets	20,540	20,540	5,493	5,493
Loans and receivables
Accounts receivable	165,760	165,760	131,719	131,719

FINANCIAL LIABILITIES
Held for trading
Derivative liabilities	(91,253)	(91,253)	(75,144)	(75,144)
Other financial liabilities
Accounts payable and accrued liabilities	(219,084)	(219,084)	(181,557)	(181,557)
Dividends payable	(26,256)	(26,256)	(25,426)	(25,426)
Long-term debt	(1,270,330)	(1,274,891)	(1,362,192)	(1,362,192)

Fair value measurements are categorized into a fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

•
Level 1 inputs are determined by reference to unadjusted quoted prices in active markets for identical assets or liabilities. Inputs used in fair value measurement of cash and cash equivalents and the senior unsecured notes (which are included in long-term debt as at December 31, 2017) are categorized as Level 1.

•
Level 2 inputs are determined based on inputs other than unadjusted quoted prices that are observable, either directly or indirectly. The fair value of Vermilion’s derivative assets and liabilities are determined using pricing models that incorporate future price forecasts (supported by prices from observable market transactions) and credit risk adjustments.

•	Level 3 inputs are not based on observable market data. Vermilion does not have any financial instruments classified as Level 3.

There were no transfers between levels in the hierarchy in the years ended December 31, 2017 and 2016.

The carrying value of accounts receivable, accounts payable and accrued liabilities, and dividends payable are a reasonable approximation of their fair value due to the short maturity of these financial instruments. The carrying value of long-term debt outstanding on the revolving credit facility approximates its fair value due to the use of short-term borrowing instruments at market rates of interest.

Nature and Extent of Risks Associated with Financial Instruments

Vermilion is exposed to financial risks from its financial instruments. These financial risks include: market risk, credit risk, and liquidity risk.

Market Risk
Market risk includes: commodity price risk, interest rate risk, and currency risk.

Commodity price risk
Vermilion is exposed to commodity price risk on its derivative assets and liabilities which are used as part of the Company’s risk management program to mitigate the effects of changes in commodity prices on future cash flows. While transactions of this nature relate to a forecasted future petroleum and natural gas production, Vermilion does not designate these derivative assets and liabilities as accounting hedges. As such, changes in commodity prices impact the fair value of derivative instruments and the corresponding gains or losses on derivative instruments.

Currency risk
Vermilion is exposed to currency risk on its financial instruments denominated in foreign currencies. These financial instruments include cash and cash equivalents, accounts receivables, accounts payables, long-term debt, derivative assets and derivative liabilities. These financial instruments are primarily denominated in the US dollar and the Euro. Vermilion monitors its exposure to currency risk and reviews whether the use of derivative financial instruments is appropriate to manage potential fluctuations in foreign exchange rates.

Interest rate risk
Vermilion is exposed to interest rate risk on its revolving credit facility, which consists of short-term borrowing instruments that bear interest at market rates. Thus, changes in interest rates could result in an increase or decrease in the amount paid by Vermilion to service this debt.

Vermilion managed exposure to interest rate risk in 2017 by reducing the drawn amount on its revolving credit facility through the issuance of the US $300.0 million of senior unsecured notes which bear interest at a fixed 5.625% per annum. Additionally, throughout both 2016 and 2017, Vermilion had in place $200 million in interest rate swaps that mitigated some of the effects of changes in variable interest rates. Subsequent to 2017, as a result of favourable changes to interest rate curves resulting in an increase in the mark-to-market value of these interest rate swaps, these interest rate swaps were monetized.

The following table summarizes the increase (positive values) or decrease (negative values) to net earnings before tax due to a change in the value of Vermilion’s financial instruments as a result of a change in the relevant market risk variable. This analysis does not attempt to reflect any interdependencies between the relevant risk variables.

($M)	Dec 31, 2017	Dec 31, 2016
Currency risk - Euro to Canadian dollar
$0.01 increase in strength of the Canadian dollar against the Euro	(4,607)	(859)
$0.01 decrease in strength of the Canadian dollar against the Euro	4,607	859

Currency risk - US dollar to Canadian dollar
$0.01 increase in strength of the Canadian dollar against the US $	2,239	(9,184)
$0.01 decrease in strength of the Canadian dollar against the US $	(2,239)	9,184

Commodity price risk - Crude oil
US $5.00/bbl increase in crude oil price used to determine the fair value of derivatives	(21,616)	(26,513)
US $5.00/bbl decrease in crude oil price used to determine the fair value of derivatives	19,845	18,882

Commodity price risk - European natural gas
€ 0.5/GJ increase in European natural gas price used to determine the fair value of derivatives	(32,642)	36,999
€ 0.5/GJ decrease in European natural gas price used to determine the fair value of derivatives	25,321	(33,019)

The table above shows the before tax effect on net earnings for a $0.01 change in the Canadian dollar against the US dollar based on long-term debt and other financial instruments.

As at December 31, 2017, Vermilion had US $0.6 billion in cross currency interest rate swaps as well as offsetting borrowings of $US 0.6 billion on the revolving credit facility. As such, the $2.2 million increase or decrease shown above for the year ended December 31, 2017 primarily related to Vermilion's US $300.0 million in senior unsecured notes issued in 2017.

As at December 31, 2016, Vermilion had US $0.9 billion in cross currency interest rate swaps effective for January 2017. Subsequent to December 31, 2016, Vermilion repaid $1.2 billion of borrowings on the revolving credit facility bearing interest at CDOR (Canadian Dollar Offered Rate) plus applicable margins, and simultaneously borrowed US $0.9 billion on the revolving credit facility bearing interest at LIBOR (London Interbank Offered Rate) plus applicable margins. As this transaction occurred subsequent to December 31, 2016, it was not included in the calculations shown in the above table. If included, the before tax effect on net earnings for a $0.01 increase/decrease in the Canadian dollar against the US dollar as at December 31, 2016 would have been a decrease/increase of $0.3 million.

Credit Risk:
Vermilion is exposed to credit risk on accounts receivable and derivative assets in the event that customers, joint operation partners, or counterparties fail to discharge their contractual obligations. As at December 31, 2017, Vermilion’s maximum exposure to receivable credit risk was $186.3 million (December 31, 2016 - $137.2 million) which is the value of accounts receivable and derivative assets on the balance sheet.

Vermilion’s accounts receivable primarily relates to customers and joint operations partners in the petroleum and natural gas industry. These amounts are subject to normal industry payment terms and credit risks. Vermilion manages these risks by monitoring the creditworthiness of customers and joint operations partners and, where appropriate, obtaining assurances such as parental guarantees and letters of credit. As at the balance sheet date, approximately 0.7% (2016 - 2.1%) of the accounts receivable balance was outstanding for more than 90 days. Vermilion considers the balance of accounts receivable to be collectible.

Vermilion’s derivative assets primarily relates to the fair value of financial instruments used as part of the Company’s risk management program to mitigate the effects of changes in commodity prices on future cash flows. Vermilion manages this risk by monitoring the creditworthiness of counterparties, transacting primarily with counterparties that have investment grade third party credit ratings, and by limiting the concentration of financial exposure to individual counterparties. As a result, Vermilion has not obtained collateral or other security to support its financial derivatives.

Vermilion’s cash deposited in financial institutions and guaranteed investment certificates are also subject to counterparty credit risk. Vermilion mitigates this risk by transacting with financial institutions with high third party credit ratings.

Liquidity Risk:
Liquidity risk is the risk that Vermilion will encounter difficulty in meeting obligations associated with its financial liabilities. Vermilion does not consider this to be a significant risk as its financial position and available committed borrowing facility provide significant financial flexibility and allow Vermilion to meet its obligations as they come due.

The following table summarizes Vermilion’s undiscounted non-derivative financial liabilities and their contractual maturities:

		1 month to	3 months to	1 year to
($M)	1 month	3 months	1 year	5 years
December 31, 2017	99,092	138,273	7,974	912,306
December 31, 2016	79,509	120,233	7,241	1,377,819